UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 29, 2018

Mercury Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Minuteman Road, Andover, Massachusetts	01810
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (978) 256-1300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

At the Annual Meeting of Shareholders held on October 24, 2018 (the “2018 Annual Meeting”), George K. Muellner and Vincent Vitto were elected as Class III Directors for a three-year term ending in 2021. As noted in the Company’s proxy statement, Mr. Mark S. Newman, who was a Class III Director, determined not to stand for election at the 2018 Annual Meeting, and accordingly his term on the Board of Directors has ended.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The final voting results for the 2018 Annual Meeting are as follows:

1.	Election of Class III Directors:

George K. Muellner

For:	43,159,694
Withheld:	604,783
Broker Non-Votes:	2,139,554

Vincent Vitto

For:	42,099,495
Withheld:	1,664,982
Broker Non-Votes:	2,139,554

2.	Advisory vote to approve the compensation of the Company’s named executive officers for fiscal year 2018:

For:	36,462,082
Against:	7,270,141
Abstain:	67,899
Broker Non-Votes:	2,103,909

3.	Approval of the Company’s 2018 Stock Incentive Plan:

For:	41,401,401
Against:	2,352,509
Abstain:	10,567
Broker Non-Votes:	2,139,554

4.	Ratification of KPMG LLP as independent registered public accounting firm for the fiscal year ending June 30, 2019:

For:	45,583,666
Against:	313,509
Abstain:	6,856
Broker Non-Votes:	0

Item 8.01     Other Events.
The Company’s Board of Directors held a meeting at which it elected Vincent Vitto as Chairman of the Board and determined the composition of the Board committees for the upcoming year. The committees of the Board will be constituted as follows:

Audit Committee: William K. O’Brien (Chair), James K. Bass, and Lisa S. Disbrow

Compensation Committee: Michael A. Daniels (Chair), Mary Louise Krakauer, George K. Muellner, and Vincent Vitto

Government Relations Committee: Lisa S. Disbrow (Chair), George K. Muellner, and Vincent Vitto

M&A and Finance Committee: George K. Muellner (Chair), James K. Bass, Michael A. Daniels, and William K. O’Brien

Nominating and Governance Committee: Vincent Vitto (Chair), Michael A. Daniels, and William K. O’Brien

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 29, 2018

MERCURY SYSTEMS, INC.

By:	/s/ Michael D. Ruppert
Michael D. Ruppert
Executive Vice President, Chief Financial Officer, and Treasurer

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